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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 16, 2003
                        (Date of earliest event reported)


IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of June 1, 2003, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2003-2)


                           Impac Secured Assets Corp.
                           --------------------------
             (Exact name of registrant as specified in its charter)



      CALIFORNIA                      333-85310                 33-071-5871
----------------------------        ------------             ------------------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
of Incorporation)                    File Number)            Identification No.)

1401 Dove Street
Newport Beach, California
-------------------------

(Address of Principal                                92660
Executive Offices)                                 ----------
                                                   (Zip Code)

      Registrant's telephone number, including area code, is (949) 475-3600



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



                              Item 5. Other Events
                                      ------------

                        Description of the Mortgage Pool

     Impac Secured Asset Corp. (the "Registrant") plans to issue a series of certificates, entitled Mortgage Pass-Through Certificates, Series 2003-2 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of June 1, 2003, among the Registrant, Impac Funding Corporation, as Master Servicer, and Deutsche Bank National Trust Company, as Trustee..

                             Collateral Term Sheets

     UBS Warburg, LLC (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

     The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

     The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

Item 7.    Financial Statements and Exhibits
           ---------------------------------

                (a)    Not applicable

                (b)    Not applicable

                (c)    Exhibits


         Exhibit No.                        Description
         -----------                        -----------
             99.1               Collateral Term Sheets (as defined in Item
                                5) that have been provided by UBS Warburg, LLC to certain prospective purchasers of Mortgage Pass-Through Certificates, Series 2003-2 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, August 7, 1997).

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.



                                              IMPAC SECURED ASSET CORP.

                                              By:    /s/ Richard J. Johnson
                                                  -----------------------------
                                              Name:  Richard J. Johnson
                                              Title: Chief Financial Officer


Dated: June 16, 2003

                                  EXHIBIT INDEX



               Item 601(a) of       Sequentially
Exhibit        Regulation S-K       Numbered
Number.        Exhibit No.          Description                   Page
-------        -----------          -----------                   ----

1              99                   Preliminary                   Filed Manually
                                    Collateral Term Sheet